Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report Altra Holdings. (“the Company”) on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael L. Hurt, the Chairman and Chief Executive Officer of Altra Holdings, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael L. Hurt
Name: Michael L. Hurt

Title:	Chairman and
Chief Executive Officer

Date: March 30, 2007

A signed original of this written statement required by Section 906 has been provided to Altra Holdings, Inc. and will be retained by Altra Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request